Summary Prospectus Supplement dated January 25, 2021
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for the Fund listed below:
Invesco V.I. American Franchise Fund
This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.
Effective on or about April 30, 2021, the Fund’s Summary Prospectus will be revised to reflect the following:
The following information is added under the heading “Principal Investment Strategies of the Fund”:
The Fund is non-diversified, which means it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.
The following information is added under the heading “Principal Risks of Investing in the Fund”:
Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. Because a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of one or a few issuers’ securities will affect the value of the Fund more than would occur in a diversified fund.
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